UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2007

LML PAYMENT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

0-13959
(Commission File Number)

98-0209289
(IRS Employer Identification No.)

1680-1140 West Pender Street, Vancouver, BC V6E 4G1
(Address of principal executive offices and Zip Code

(604) 689-4440
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2007, LML Payment Systems Inc. (“LML” or the “Corporation”) entered into a definitive Arrangement Agreement (the “Agreement”) with Beanstream Internet Commerce Inc., a corporation existing under the laws of British Columbia, Canada (“Beanstream”), to acquire all of the outstanding capital stock of Beanstream.  The summary of the Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Under the terms of the Agreement, which has been unanimously approved by the Boards of Directors of both LML and Beanstream, LML will pay $17.5 million, net of cash, for the outstanding common stock of Beanstream. The purchase price to be paid by LML at the closing of the transaction, which will be paid to the holders of Beanstream’s common stock (the “Shareholders”), consists of up to (i) $8.3 million in cash payable by LML, (ii) $4.5 million payable by LML in the form of a two-year promissory note, and (iii) $4.7 million payable by LML through the issuance of its common stock, with such shares to have a per share price (for purposes of determining how many shares of LML common stock are to be issued at closing) equal to the volume weighted average of the closing price for the purchase of one share of LML common stock as reported on the NASDAQ Stock Exchange during the ten trading days immediately before the execution date of the Agreement (which was April 30, 2007).

In addition to the purchase price to be paid on the closing date, the Agreement also provides that the Shareholders can receive as an earn out up to an additional $1.8 million if certain revenue milestones are reached by the first anniversary of the closing. The earn out, if achieved, would be payable through the issuance of shares of LML common stock, with such earn out shares to have a per share price, for purposes of determining how many shares would be issuable, equal to the volume weighted average of the closing price for the purchase of one share of LML common stock as reported on the NASDAQ Stock Exchange during the ten trading days immediately before the earn out record date. However, if the earn out per share price is less than the closing date per share price of LML’s common stock, then LML has the option to pay all or any portion of the earn out in cash in lieu of issuing shares of its common stock.

The transaction is subject to customary closing conditions set forth in the Agreement, including the approval by the Shareholders of Beanstream and the listing on the NASDAQ Capital Market of the LML shares to be issued to the Shareholders, and is expected to close by June 30, 2007. There can be no assurance that such conditions will be satisfied or that the Agreement will not be terminated in accordance with its terms.

In connection with the solicitation of the approval of the transaction from the Shareholders of Beanstream, the Agreement contemplates that Beanstream will mail an Offering Circular to the Shareholders.  In connection with such mailing, the Offering Circular will be publicly filed with one or more courts or securities commissions of British Columbia.  To the extent that the Offering Circular or any other disclosure documents sent to the Shareholders in connection with the Beanstream transaction are publicly filed in British Columbia (or in any other Canadian jurisdiction), LML anticipates that it will at the same time file such Offering Circular (and any other disclosure documents) with the SEC on Form 8-K, and investors and security holders of LML are urged to read such documents when they become publicly available because they will contain important information regarding the Beanstream transaction (investors and security holders will be able to obtain a free copy of such disclosure documents when they become available at the SEC's internet site (http://www.sec.gov)).

Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as “anticipate, “believe,” “expect,” “future,” “may,” “will,” “should,” “plan,” “projected,” “intend,” and similar expressions to identify forward-looking statements. These statements are based on LML’s beliefs and the assumptions it made using information currently available to it regarding the Beanstream acquisition. Because these statements reflect LML’s current views or intentions concerning the Beanstream acquisition, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this filing. LML disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 3.02 Unregistered Sales of Equity Securities.

As described above, part of the consideration payable by LML for the outstanding common stock of Beanstream will consist of the issuance by LML of shares of its common stock.

Such shares of LML common stock, if issued by LML, would be offered and sold in reliance upon the exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Act”), available under Section 3(a)(10) and/or Section 4(2) of the Act. LML has agreed in the Agreement that if such shares, when issued to the Shareholders, are not freely tradable in the U.S. in the hands of the Shareholders that receive them by reason of the exemption from registration available under Section 3(a)(10) of the Act, then LML will cause a registration statement on Form S-3 (or on another available form of registration statement) covering the public resale of such shares to be filed with the Securities and Exchange Commission (the “SEC”) within 30 days of the closing date for the Beanstream acquisition. LML has further agreed to use its best efforts to have such registration statement declared effective as soon as practicable after it is filed.

The summary of the Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 1, 2007, LML issued a press release regarding the Beanstream acquisition. Furnished as Exhibit 99.1 is a copy of the press release.

On May 1, 2007, LML’s management held a conference call to discuss the Beanstream acquisition. Furnished as Exhibit 99.2 is a copy of the transcript of the call.

Pursuant to the rules and regulations of the SEC, the information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as “anticipate, “believe,” “expect,” “future,” “may,” “will,” “should,” “plan,” “projected,” “intend,” and similar expressions to identify forward-looking statements. These statements are based on LML’s beliefs and the assumptions it made using information currently available to it regarding the Beanstream acquisition. Because these statements reflect LML’s current views or intentions concerning the Beanstream acquisition, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this filing. LML disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibits 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

(d)	Exhibits

2.1
Arrangement Agreement dated as of April 30, 2007, between LML Payment Systems Inc. and Beanstream Internet Commerce Inc. and the schedules thereto (other than the disclosure schedule, which shall be furnished to the SEC upon request).

99.1	News release relating to the Beanstream transaction issued by LML on May 1, 2007.

99.2	Transcript of management conference call held by LML on May 1, 2007 to discuss the Beanstream transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

/s/ Carolyn L. Gaines
Carolyn L. Gaines
Corporate Secretary

May 4, 2007

Exhibit Index

The following is a list of the Exhibits filed or furnished herewith.

2.1
Arrangement Agreement dated as of April 30, 2007, between LML Payment Systems Inc. and Beanstream Internet Commerce Inc. and the schedules thereto (other than the disclosure schedule, which shall be furnished to the SEC upon request).

99.1	News release relating to the Beanstream transaction issued by LML on May 1, 2007.

99.2	Transcript of management conference call held by LML on May 1, 2007 to discuss the Beanstream transaction.